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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Calvin E. Chung now serves as Associate Portfolio Manager of the fund. Mr. Chung is a Vice President of CSAM and joined CSAM in January 2000. Previously, Mr. Chung was a vice president and senior technology equity analyst with Eagle Asset Management from 1997 to 1999. Mr. Chung received an MBA from the University of Chicago where he studied from 1995 to 1997. Mr. Chung assists Elizabeth B. Dater, Harold E. Sharon, Federico D. Laffan and Jun Sung Kim, who serve as Co-Portfolio Managers of the fund.

Dated: May 2, 2000                                                       16-0500
                                                                             for
                                                                           WPISF
                                                                           ADEAG